UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

DXC Technology Company
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Your Vote Counts!  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com*  Control #  DXC TECHNOLOGY COMPANY  2024 Annual Meeting  Vote by July 29, 2024  11:59 PM ET  DXC INVESTOR RELATIONS 20408 BASHAN DRIVE  SUITE 231  ASHBURN, VA 20147  You invested in DXC TECHNOLOGY COMPANY and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on July 30, 2024.  Get informed before you vote  View the Notice, Proxy Statement and Annual Report to Stockholders online OR if you want to receive a paper or e-mail copy of these  documents or proxy materials for future stockholder meetings, you must request them. To make your request, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Please make the request as instructed above prior to  July 16, 2024 to facilitate timely delivery for the 2024 Annual Meeting. Unless requested, you will not otherwise receive a paper or email copy.  Vote at the Virtual Meeting  July 30, 2024  10:30 AM ET  Virtually at: www.virtualshareholdermeeting.com/DXC2024  V52438-P09837-Z87266  *You can also vote by mail or by telephone by requesting a paper copy of the materials, which will include a proxy card with instructions.

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Election of the ten nominees to the DXC Board of Directors  Nominees:  1a. David A. Barnes  For  1b.  Raul J. Fernandez  For  1c.  Anthony Gonzalez  For  1d.  David L. Herzog  For  1e.  Pinkie D. Mayfield  For  1f.  Karl Racine  For  1g.  Dawn Rogers  For  1h.  Carrie W. Teffner  For  1i.  Akihiko Washington  For  1j.  Robert F. Woods  For  2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2025  For  3. Approval, in a non-binding advisory vote, of our named executive officer compensation  For  4. Approval of an increase in the number of shares available under the DXC Technology Company 2017 Non-Employee Director Incentive Plan  For  Voting Items  Board Recommends  V52439-P09837-Z87266